FIRST AMENDMENT TO

PLEDGE AND GENERAL SECURITY AGREEMENT

THIS FIRST AMENDMENT TO PLEDGE AND GENERAL SECURITY AGREEMENT (this “Amendment”) is made by and among BREAKWATER STRUCTURED GROWTH OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Lender”), WEBXU, INC., a Delaware corporation (“Webxu”), and each of the following direct or indirect subsidiaries of Webxu (individually, a “Subsidiary” and collectively, the “Subsidiaries”): (i) Bonus Interactive Inc., a Delaware corporation and wholly owned subsidiary of Webxu formerly known as Secureaquote, Inc. (“Bonus Interactive”), (ii) Webxu Media, Inc., a Delaware corporation and wholly owned subsidiary of Webxu formerly known as Lot6 Media, Inc. which resulted from the conversion of Lot6 Holding, LLC, a Delaware limited liability company, into a corporation (“Webxu Media”), and (iii) Lot6 Media, LLC, a California limited liability company and wholly owned subsidiary of Webxu Media (“Lot6 LLC”). Webxu and the Subsidiaries are sometimes collectively referred to herein as “Borrowers” and, individually, as a “Borrower.”

RECITALS

A.     Borrowers and Lender have previously entered into a Loan Agreement, dated as of March 1, 2012 (the “Original Loan Agreement”), pursuant to which (i) Lender made an initial loan in the face amount of $1,200,000 (subject to original issue discount) (the “First Term Loan”) which loan is evidenced by a Senior Secured Promissory Note in favor of Lender, dated March 1, 2012, in the face amount of $1,200,000 (the “First Note”), and (ii) Lender agreed to make an additional loan in the face amount of $1,200,000 (subject to original issue discount) upon request of Borrowers and subject to satisfaction of certain conditions (the “Second Term Loan”).

B.     The First Note and related obligations are secured by certain collateral pursuant to the terms of a Pledge and General Security Agreement, dated as of March 1, 2012, among the Borrowers and Lender (the “Original Security Agreement”).

C.     Borrowers and Lender have entered into Amendment No. 1 to Loan Agreement, dated of even date herewith (the “Amendment to Loan Agreement”), pursuant to which, among other things, the amount of the Second Term Loan has been increased to a loan in the face amount of $1,800,000 (subject to original issue discount) and which increased Second Term Loan is evidenced by a Senior Secured Promissory Note in favor of Lender, of even date herewith, in the face amount of $1,800,000 (subject to original issue discount) (the “Second Note” and, collectively, with the First Note, the “Notes”)), which Second Note will be secured along with the First Note by certain collateral pursuant to the terms of the Original Security Agreement, as amended by this Amendment.

D.     To induce Lender to enter into the Amendment to Loan Agreement and to make the Second Term Loan, Borrowers have agreed to amend the Original Security Agreement as set forth herein with the intent that the security interests granted in the Original Security Agreement will secure all of the Obligations as such term is defined in the Original Loan Agreement, as amended by the Amendment to Loan Agreement (collectively, the “Amended Loan Agreement”).

FIRST AMENDMENT TO

PLEDGE AND GENERAL SECURITY AGREEMENT

NOW, THEREFORE, for valuable consideration, the amount and sufficiency which is hereby acknowledged, the parties agree as follows:

agreement

1.     Recitals. The Recitals are true and correct and are incorporated herein by reference.

2.     Loan Agreement. All references in the Original Security Agreement to the “Loan Agreement” shall be deemed to refer to the Amended Loan Agreement.

3.      Amended Definition of “Indebtedness”. Section 2 of the Original Security Agreement (Indebtedness Defined) is hereby amended to read in its entirety as follows:

“2. Indebtedness Defined. “Indebtedness” means all indebtedness and other obligations of Borrowers to Lender under the Loan Agreement, the First Note and the Second Note (each as defined in the Loan Agreement, as amended), and all other instruments, agreements and documents executed by Borrowers pursuant to the Loan Agreement, as amended (the “Credit Documents”).”

4.     Reaffirmation of Security Interest. Borrowers hereby reaffirm each and every duty and obligation set forth in the Original Security Agreement, as amended by this Amendment, and Borrowers hereby reaffirm the grant of security interest in and to the Collateral and acknowledges and agrees that the security interest created thereby is intended to remain as a continuing security interest and not to be interrupted by the making of this Amendment, the making of the Amendment to Loan Agreement, the repayment of the First Note, or the issuance of the Second Note or any other Indebtedness under the Amended Loan Agreement. Without limiting the foregoing, Borrowers acknowledge and agree that the provisions of Section 2 of the Original Security Agreement shall continue to apply with respect to the repayment of the Second Note.

5.     Full Force and Effect. Except as specifically set forth in this Amendment, all of the terms of the Notes and the Original Security Agreement remain unchanged and in full force and effect.

6.     Governing Law. The laws of the State of California shall govern the construction and interpretation of this Amendment.

[Signatures follow on Page 3]

FIRST AMENDMENT TO

PLEDGE AND GENERAL SECURITY AGREEMENT

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IN WITNESS WHEREOF, the parties executed this Amendment and made it effective as of the day and year set forth above.

“BORROWERS”

WEBXU, Inc., a Delaware corporation

By:	/J. Aaronson/

Name: Jeffrey Aaronson

Title: CFO

BONUS INTERACTIVE INC., a Delaware corporation

By:	/J. Aaronson/

Name: Jeffrey Aaronson

Title: CFO

WEBXU MEDIA, INC., a Delaware corporation

By:	/J. Aaronson/

Name: Jeffrey Aaronson

Title: CFO

LOT6 MEDIA, LLC, a California limited liability company

By:	/J. Aaronson/

Name: Jeffrey Aaronson

Title: CFO

“LENDER”

BREAKWATER STRUCTURED GROWTH OPPORTUNITIES FUND, L.P.

By:	Breakwater Investment Management, LLC, its General Partner

	By:	/S. Mansour/
Saif Mansour, Managing Partner

FIRST AMENDMENT TO

PLEDGE AND GENERAL SECURITY AGREEMENT

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